                                                                   Exhibit 99.39

                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE

                                    MAY 1996

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1996-6

     Pursuant to the Pooling and Servicing Agreement dated as of April 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

     1.   Aggregate Scheduled Monthly Payments:

          (a) Principal ....................................    $    260,636.09
                                                                ---------------
          (b) Interest .....................................    $  2,248,747.97
                                                                ---------------
          (c) Total ........................................    $  2,509,384.06
                                                                ---------------
     2.   Aggregate Monthly Payments Received and Monthly
          Advances made this month:

          (a) Principal ....................................    $    260,636.09
                                                                ---------------
          (b) Interest .....................................    $  2,190,109.24
                                                                ---------------
          (c) Total ........................................    $  2,450,745.33
                                                                ---------------
     3.   Aggregate Principal Prepayments in part received
          and applied in prior month: ......................    $     78,872.55
                                                                ---------------
     4. Aggregate Principal Prepayments in full received in prior month:

          (a) Principal ....................................    $  1,332,689.34
                                                                ---------------
          (b) Interest .....................................    $      3,960.25
                                                                ---------------
          (c) Total ........................................    $  1,336,649.59

                                                                ---------------

     5.   Aggregate Insurance Proceeds for prior month:

          (a) Principal ....................................    $          0.00
                                                                ---------------
          (b) Interest .....................................    $          0.00
                                                                ---------------
          (c) Total ........................................    $          0.00
                                                                ---------------
     6.   Aggregate Liquidation Proceeds for prior month:

          (a) Principal ....................................    $          0.00
                                                                ---------------
          (b) Interest .....................................    $          0.00
                                                                ---------------
          (c) Total ........................................    $          0.00
                                                                ---------------
     7.   Aggregate Purchase Prices for Defaulted and
          Modified Mortgage Loans:

          (a) Principal ....................................    $          0.00
                                                                ---------------
          (b) Interest .....................................    $          0.00
                                                                ---------------
          (c) Total ........................................    $          0.00
                                                                ---------------
     8. Aggregate Purchase Prices ( and substitution adjustments) for Defective Mortgage Loans:

          (a) Principal ....................................    $          0.00
                                                                ---------------
          (b) Interest .....................................    $          0.00
                                                                ---------------
          (c) Total ........................................    $          0.00
                                                                ---------------
     9.   Pool Scheduled Principal Balance: ................    $348,392,754.41
                                                                ---------------
    10.   Available Funds: .................................    $  3,866,267.47
                                                                ---------------
    11.   Realized Losses for prior month: .................    $          0.00
                                                                ---------------
    12.   Aggregate Realized Losses:

          (a) Deficient Valuations: ........................    $          0.00
                                                                ---------------
          (b) Special Hazard Losses: .......................    $          0.00
                                                                ---------------
          (c) Fraud Losses: ................................    $          0.00
                                                                ---------------
          (d) Excess Bankruptcy Losses: ....................    $          0.00
                                                                ---------------

          (e) Excess Special Hazard Losses: ................    $          0.00
                                                                ---------------
          (f) Excess Fraud Losses: .........................    $          0.00
                                                                ---------------
          (g) Debt Service Reductions: .....................    $          0.00
                                                                ---------------
    13.   Non-Credit Losses: ...............................    $          0.00
                                                                ---------------
    14.   Compensating Interest Payment: ...................    $        265.00
                                                                ---------------

     15.  Accrued Certificate Interest, Unpaid Class
          Interest Shortfalls and Pay-out Rate:

Class 6-A1 ...............    $ 84,940.28        $          0.00     5.75000000%
                              -----------        ---------------     ----------
Class 6-A2 ...............    $ 86,408.33        $          0.00     6.25000000%
                              -----------        ---------------     ----------
Class 6-A3 ...............    $253,700.44        $          0.00     6.50000000%
                              -----------        ---------------     ----------
Class 6-A4 ...............    $ 49,163.63        $          0.00     6.30000000%
                              -----------        ---------------     ----------
Class 6-A5 ...............    $610,826.72        $          0.00     7.00000000%
                              -----------        ---------------     ----------
Class 6-A6 ...............    $ 53,266.91        $          0.00     6.85000000%
                              -----------        ---------------     ----------
Class 6-A7 ...............    $157,645.83        $          0.00     7.00000000%
                              -----------        ---------------     ----------
Class 6-A8 ...............    $ 31,529.17        $          0.00     7.00000000%
                              -----------        ---------------     ----------
Class 6-A9 ...............    $ 46,676.25        $          0.00     6.75000000%
                              -----------        ---------------     ----------
Class 6-A10 ..............    $ 65,041.67        $          0.00     7.00000000%
                              -----------        ---------------     ----------
Class 6-A11 ..............    $      0.00        $          0.00     7.00000000%
                              -----------        ---------------     ----------
Class 6-A12 ..............    $198,860.00        $          0.00     7.00000000%
                              -----------        ---------------     ----------
Class 6-A13 ..............    $192,500.00        $          0.00     7.00000000%
                              -----------        ---------------     ----------
Class 6-M ................    $ 40,840.91        $          0.00     7.00000000%
                              -----------        ---------------     ----------
Class 6-B1 ...............    $ 20,420.46        $          0.00     7.00000000%
                              -----------        ---------------     ----------
Class 6-B2 ...............    $ 22,462.50        $          0.00     7.00000000%
                              -----------        ---------------     ----------
Class 6-B3 ...............    $ 10,210.23        $          0.00     7.00000000%
                              -----------        ---------------     ----------
Class 6-B4 ...............    $  5,105.11        $          0.00     7.00000000%
                              -----------        ---------------     ----------
Class 6-B5 ...............    $  8,168.18        $          0.00     7.00000000%

                              -----------        ---------------     ----------
Class 6-S ................    $158,430.12        $          0.00     0.59641276%
                              -----------        ---------------     ----------
Class 6-RL ...............    $      0.58        $          0.00     7.00000000%
                              -----------        ---------------     ----------
Class 6-R ................    $      0.58        $          0.00     7.00000000%
                              -----------        ---------------     ----------

     16.  Principal distributable:

          Class 6-A1 ...........................           $   579,361.39
                                                           --------------
          Class 6-A2 ...........................           $         0.00
                                                           --------------
          Class 6-A3 ...........................           $   289,680.68
                                                           --------------
          Class 6-A4 ...........................           $         0.00
                                                           --------------
          Class 6-A5 ...........................           $   730,928.50
                                                           --------------
          Class 6-A6 ...........................           $         0.00
                                                           --------------
          Class 6-A7 ...........................           $         0.00
                                                           --------------
          Class 6-A8 ...........................           $         0.00
                                                           --------------
          Class 6-A9 ...........................           $    52,080.00
                                                           --------------
          Class 6-A10 ..........................           $    45,791.67
                                                           --------------
          Class 6-A11 ..........................           $         0.00
                                                           --------------
          Class 6-A12 ..........................           $         0.00
                                                           --------------
          Class 6-A13 ..........................           $    24,552.79
                                                           --------------
          Class 6-PO ...........................           $    33,800.65
                                                           --------------
          Class 6-M ............................           $     5,209.14
                                                           --------------
          Class 6-B1 ...........................           $     2,604.57
                                                           --------------
          Class 6-B2 ...........................           $     2,865.02
                                                           --------------
          Class 6-B3 ...........................           $     1,302.28
                                                           --------------
          Class 6-B4 ...........................           $       651.14
                                                           --------------
          Class 6-B5 ...........................           $     1,041.83
                                                           --------------
          Class 6-R ............................           $       100.00
                                                           --------------
          Class 6-RL ...........................           $       100.00
                                                           --------------

     17.  Additional distributions to the Class 6-R
          Certificate pursuant to Section 4.01(b): .........    $          0.58
                                                                ---------------
     18.  Certificate Interest Rates of:

                  Class 6-S Certificates:............  0.543100%
                                                       --------

B.   Other Amounts:

     1.   Senior Percentage for such Distribution Date: ....          94.733478%
                                                                ---------------
     2.   Group I Senior Percentage for such Distribution
          Date: ............................................          85.276990%
                                                                ---------------
     3.   Group II Senior Percentage for such Distribution
          Date: ............................................           9.456488%
                                                                ---------------
     4.   Senior Prepayment Percentage for such Distribution
          Date: ............................................         100.000000%
                                                                ---------------
     5.   Group I Senior Prepayment Percentage for such
          Distribution Date: ...............................         100.000000%
                                                                ---------------
     6.   Group II Senior Prepayment Percentage for such
          Distribution Date: ...............................           0.000000%
                                                                ---------------
     7.   Junior Percentage for such Distribution Date: ....           5.266522%
                                                                ---------------
     8.   Junior Prepayment Percentage for such Distribution
          Date: ............................................           0.000000%
                                                                ---------------
     9.   Subordinate Certificate Writedown Amount for such
          Distribution Date: ...............................    $          0.00
                                                                ---------------
     10.  Prepayment Distribution Triggers satisfied:

                                              YES            NO
                                              ---            --
                      Class 6-B1.......        X
                                          --------        --------
                      Class 6-B2.......        X
                                          --------        --------
                      Class 6-B3.......        X
                                          --------        --------
                      Class 6-B4.......        X
                                          --------        --------
                      Class 6-B5.......        X
                                          --------        --------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                         GE CAPITAL MORTGAGE SERVICES, INC.



                                         By: /s/ Karen Pickett
                                            -----------------------------------
                                            Karen Pickett
                                            Vice-President,
                                            Investor Operations